UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BLACKBOXSTOCKS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

Blackboxstocks, Inc. is filing this amendment to its Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on December 29, 2023, definitive Proxy Statement on Schedule 14A and Proxy Card, filed with the Securities and Exchange Commission on November 13, 2023 (collectively, the “Proxy Materials”) to correct the address of the webpage for access to the Proxy Materials. The webpage for access to the Proxy Materials has been corrected to be: http://onlineproxyvote.com/BLBX.

The date of this amendment is December 5, 2023.